Exhibit 99.1

1 Nasdaq: HEPA CORPORATE PRESENTATION • 2020 Nasdaq: HEPA

2 Nasdaq: HEPA Forward - Looking Statements This presentation may contain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words . You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward - looking information . Such statements are only predictions and our actual results may differ materially from those anticipated in these forward - looking statements . We believe that it is important to communicate future expectations to investors . However, there may be events in the future that we are not able to accurately predict or control . Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger - scale clinical trials, the risk that we will not obtain approval to market our products, the risks associated with dependence upon key personnel and the need for additional financing . We do not assume any obligation to update forward - looking statements as circumstances change . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Hepion Pharmaceuticals or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation .

Corporate Overview Lead Asset CRV431: Novel, high - potency, cyclophilin inhibitor that targets multiple stages of liver disease, including NASH ▪ Anti - fibrotic, anti - viral, and anti - cancer properties (pleiotropic) ▪ Strong preclinical proof of concept ▪ Strong safety profile in preclinical and phase 1 clinical studies ▪ Orally active, once daily ▪ Robust IP ▪ Built upon 30 years' experience in this very specific field of chemistry ▪ Core team that founded Aurinia Pharmaceuticals (NASDAQ:AUPH, ~ $2 billion USD), and discovered and developed Voclosporin through to Phase 2 ▪ Voclosporin met all primary and secondary endpoints in a Phase 3 trial for lupus nephritis (NDA submission, H1 2020) Nasdaq: HEPA 3

4 Nasdaq: HEPA Phase 1 Multiple Ascending Dosing in Progress, Completion in H1, 2020 CRV431 Discovery Preclinical Phase 1 Phase 2 Phase 3 Development Phase Projected Launch 2026 Phase 1 Single Ascending Dosing Completed Phase 2 Proof of Concept Preparation Ongoing, Initiation in H1, 2020

CRV431 in NASH

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Cyclophilin Inhibitors Target Multiple Liver Disease Stages

Injury/Steatosis

Antiviral activity (HBV, HCV, HDV, HIV-1)

Suppress cell death by inhibiting mitochondrial pore regulator, cyclophilin D

Inflammation

Suppress pro-inflammatory pathways mediated by extracellular cyclophilin A binding to CD147

Fibrosis

Reduce collagen production from hepatic stellate cells

Reduce collagen hydroxylation and crosslinking

Cirrhosis/Cancer

Block cancer cell adaptation to hypoxia

Suppress metastasis-related gene expression

Suppress cell proliferation

Sensitize to cell death


NAFLD/NASH
Alcohol
Viral Hepatitis
(HBV/HCV/HDV)
Cell Injury/Death
Stellate Cell
Activation
Collagen
Deposition
(Scarring)
Cellular
Transformation
and Metastasis
Inflammatory Cell Infiltration/Activation

Nasdaq: HEPA

6 Nasdaq: HEPA Anti - Fibrotic Activity in NASH Models 0.0 0.5 1.0 1.5 2.0 2.5 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) Vehicle ns p < 0.01 5 mg/ kg/day CRV431 20 mg/ kg/day CRV431 0 1 2 3 4 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) p = 0.03 Vehicle 50 mg/ kg/day CRV431 0 2 4 6 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) p = 0.01 Vehicle 50 mg/ kg/day CRV431 6 weeks treatment 46% reduction in fibrosis 3 weeks treatment 57% reduction in fibrosis 11 weeks treatment 37% reduction in fibrosis 6 weeks oral CRV431 treatment Normal Vehicle CRV431 OCA CRV431 0 2 4 6 8 10 S i r i u s R e d ( % o f a r e a ) Western Diet + CCl 4 P0.0001 50 mg/kg 10 mg/kg + OCA 6 weeks treatment: 82% reduction in fibrosis 3 - 11 weeks oral CRV431 treatment STAM Mouse Model (High fat diet + streptozotocin) “Friedman” Mouse Model (Western diet + CCl 4 )

7 Nasdaq: HEPA Anti - Fibrotic Activity in Liver Toxin Models Rat Thioacetamide Model 9 weeks treatment 48% reduction in fibrosis Carbon Tetrachloride Mouse Model Non-CCl 4 Vehicle CRV431 OCA CRV431 0 1 2 3 4 Fibrosis (% Sirius Red) S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) P = 0.005 P = 0.008 P = 0.32 P = 0.05 P = 0.03 + OCA Carbon tetrachloride (CCl 4 ) 50 mg/kg 10 mg/kg Vehicle CRV431 0 5 10 15 Fibrosis (% Sirius Red) S i r i u s r e d ( % o f a r e a ) 40 mg/kg P=0.008 Vehicle CRV431 0 1 2 3 4 Fibrosis score F i b r o s i s h i s t o l o g i c s c o r e 40 mg/kg Cirrhotic 9 weeks thioacetamide 9 weeks vehicle or CRV431 6 weeks CCL 4 6 weeks vehicle, CRV431, or obeticholic acid (OCA) No cirrhotic livers in CRV431 treatment group 6 weeks treatment: 43% reduction in fibrosis

8 Nasdaq: HEPA Anti - Cancer Activity in Late - Stage NASH Model STAM Mouse Model (Streptozotocin + High Fat Diet) 10 weeks oral CRV431 treatment 0 1 2 3 4 5 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) Vehicle 50 mg/ kg/day CRV431 p = 0.014 10 weeks treatment 44% reduction in fibrosis Vehicle CRV431 0 5 10 15 Number of Tumor Nodules N u m b e r o f n o d u l e s p e r l i v e r p = 0.05 Vehicle CRV431 0 1 2 3 4 5 6 7 Tumor Score (number x size) H C C n o d u l e s c o r e p = 0.02 Score 0 Score 5 Score 2 52% reduction in tumor composite score 44% reduction in tumor number Score 7

9 Nasdaq: HEPA Summary ▪ Precision cut liver slices from 4 human donors had baseline 1.3 - 9.5% Sirius red staining ▪ TGF β + PDGF - BB stimulation for 3 days increased Sirius red to 6.6 - 11.5% ▪ Alk5i (inhibitor of TGF β receptor signaling) blocked fibrosis induced by exogenous (TGF β + PDGF - BB) and endogenous stimulation as suggested by negative, normalized value ▪ CRV431 (5 μ M) was most effective of 5 NASH drug candidates at preventing TGF β + PDGF - BB - induced fibrosis. Comparator drugs were administered at 5 – 20 μ M. ▪ CRV431 also decreased: ▪ RNA levels of collagen 1 α 1 , α SMA, TIMP1, IL - 6 ▪ Secreted collagen 1 α 1, hyaluronic acid, TIMP1, IL - 6 N o n s t i m u l a t e d V e h i c l e A l k 5 i C V R 4 3 1 ( 1  M ) C V R 4 3 1 ( 5  M ) O C A E l a f i b r a n o r R e s m e t i r o m A r a m c h o l -150 -100 -50 0 50 100 150 % Normalized to Nonstimulated and Stimulated S i r i u s R e d ( n o r m a l i z e d % ) + TGF1 + PDGF-BB Stimulation Picrosirius Red Staining of Fibrotic Collagen CRV431 on Human Liver Explant Tissue ( FibroFind , UK) CRV431 Decreases Inflammation and Fibrosis Markers in Diseased Human Liver Tissue

10 Nasdaq: HEPA ▪ Precision cut lung slices obtained from a patient with idiopathic pulmonary fibrosis (IPF) and treated for 6 days in culture ▪ CRV431 (5 μ M) decreased gene expression and secretion of all markers of inflammation and fibrosis ▪ CRV431 (5 μ M) decreased secreted protein markers of fibrosis (collagen 1 α 1, Timp1, MMP - 7) to a similar or greater magnitude than the current drugs to treat IPF, pirfenidone and nintedanib CRV431 on Human IPF Lung Explant Tissue (FibroFind, UK) CRV431 Decreases Inflammation and Fibrosis Markers in Diseased Human Lung Tissue G ene Expression Secreted Protein Markers (Daily Average Change) 1 0 µ M A l k 5 i 2 . 5 m M P i r f e n i d o n e 2 . 5 µ M N i n t e d a n i b 1 µ M C R V 4 3 1 5 µ M C R V 4 3 1 -100 -75 -50 -25 0 25 % c h a n g e v s v e h i c l e Col11 Hyaluronic acid Timp1 MMP-7 IL-6 MCP-1 -36% -43% -18% -7% -28% (6-marker mean change) V e h i c l e 1 0 µ M A l k 5 i 2 . 5 m M P i r f e n i d o n e 2 . 5 µ M N i n t e d a n i b 1 µ M C R V 4 3 1 5 µ M C R V 4 3 1 0 50 100 150 200 400 600 % v s v e h i c l e Col11 SMA Timp1 TGF-ß1 IL-6 MCP-1 outlier excluded from mean

11 Nasdaq: HEPA Fibrosis - Related Gene Expression Reduced by CRV431 Anti - Fibrotic Mechanisms of Action U n t r e a t e d 0 . 2  M C R V 4 3 1 1  M C R V 4 3 1 5  M C R V 4 3 1 U n t r e a t e d 0 . 2  M C R V 4 3 1 1  M C R V 4 3 1 5  M C R V 4 3 1 0 10 20 30 40 Procollagen P r o c o l l a g e n n g / w e l l ( n o r m a l i z e d ) + 0.1 ng/ml TGF Procollagen Secretion Reduced by CRV431 or Cyp B Knockdown C o n t r o l s i R N A C y p A s i R N A C y p B s i R N A C y p C s i R N A C y p D s i R N A C o n t r o l s i R N A C y p A s i R N A C y p B s i R N A C y p C s i R N A C y p D s i R N A 0 10 20 30 40 Procollagen P r o c o l l a g e n n g / w e l l ( n o r m a l i z e d ) + 0.1 ng/ml TGF D M S O T G F  + D M S O T G F  + 0 . 2  M C R V 4 3 1 T G F  + 1  M C R V 4 3 1 T G F  + 5  M C R V 4 3 1 T G F  + 1  M O C A 0 2 4 6 8 Collagen-11 R e l a t i v e e x p r e s s i o n v s D M S O D M S O T G F  + D M S O T G F  + 0 . 2  M C R V 4 3 1 T G F  + 1  M C R V 4 3 1 T G F  + 5  M C R V 4 3 1 T G F  + 1  M O C A 0.0 0.5 1.0 1.5 2.0 2.5 LOX (crosslinking enzyme) R e l a t i v e e x p r e s s i o n v s D M S O CRV431 is proposed to decrease fibrosis by affecting two processes in hepatic stellate cells, the primary, collagen - producing cell type in hepatic fibrosis: • decrease expression of fibrosis - related genes • decrease cyclophilin B - dependent collagen synthesis and secretion Representative Experiments on LX - 2 Hepatic Stellate Cells

Summary of Nonclinical Anti-fibrotic Activities

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Species	Model	Location	Treatment Duration	Fibrosis Reduction (% Sirius Red)*	Other CRV431 Effects
Mice	Friedman NASH model (CCl_4 + Western diet)	Scripps (USA)	6 weeks	82% ↓	Weight gain ↓
Mice	STAM NASH model (streptozotocin + HFD)	Stelic (Japan)	3 weeks	57% ↓	None
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	6 weeks	46% ↓	None
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	11 weeks	37% ↓	Weight gain ↓ NAS score ↓
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	10 weeks (late disease)	44% ↓	Liver tumor number and size 52% ↓ Liver weight ↓
Mice	Carbon tetrachloride (CCl_4)	Scripps (USA)	6 weeks	44% ↓	None
Rats	Thioacetamide	Physiogenex (France)	9 weeks	48% ↓	Prevented progression to cirrhosis
Human	LX-2 hepatic stellate cell cultures	Hepion	1-2 days	30-50% ↓ collagen secretion	Fibronectin secretion ↓ Fibrotic gene expression ↓
Human	Human liver explant cultures	FibroFind (UK)	4 days	100% ↓	RNA levels and secretion of inflammatory/fibrotic proteins ↓
Human	IPF human lung explant cultures	FibroFind (UK)	6 days	n/a	RNA levels and secretion of inflammatory/fibrotic proteins ↓

* relative to baseline

Nasdaq: HEPA

HEPION PHARMACEUTICALS

13 Nasdaq: HEPA Clinical Pharmacology Single Ascending Dose (SAD) Study: (CRV431 - 101) N = 32 (24 CRV431; 8 Placebo) CRV431 525 mg CRV431 375 mg CRV431 225 mg CRV431 75 mg SAD Healthy Subjects → To evaluate the safety and tolerability of single oral doses of CRV431 at increasing dose levels → To evaluate the pharmacokinetics of CRV431 → Randomized, Partially blinded, Placebo - controlled, sequential SAD Study in healthy volunteers Design Objectives

14 Nasdaq: HEPA Dose T max , h (range) C max , ng/mL (SD) AUC 0 - inf , ng*h/mL (SD) t½, h (SD) 75 mg 4 (2 - 10) 334 ± 106 20,917 ± 3,780 73.6 ± 15.2 225 mg 1.3 (1 - 2) 1,368 ± 221 84,422 ± 32,373 97.3 ± 18.4 375 mg 1.5 (1 - 3) 1,488 ± 176 103,833 ± 30,916 110.8 ± 36.2 525 mg 1 (1 - 1) 1,655 ± 250 102,087 ± 43,612 98.5 ± 24.1  Drug Exposure Is Linear Up To 375mg (r 2 =0.914)  Pharmacokinetic Profile Supports Once Daily Dosing  Long Terminal Elimination Half - life Is Related To Drug Distribution Into Deep Tissue Or Peripheral Compartments Clinical Pharmacology: CRV431 Mean Pharmacokinetic Parameters: Non - Compartment Model

15 Nasdaq: HEPA Clinical Pharmacology Safety Profile and Conclusions: SAD Study → No SAEs were reported in the SAD study → AEs from the SAD study have been mild to moderate and mostly unrelated to study drug → There were no Grade 3 or Grade 4 laboratory abnormalities → Vital signs and ECGs were unremarkable Safety Profile Conclusions → In the SAD study, doses were tested up to 525 mg with no concerns → The collective data from the sad demonstrate a favorable pharmacological, pharmacokinetic, and safety profile for CRV431 with acceptable safety margins that support the proposed clinical development program

16 Nasdaq: HEPA Clinical Pharmacology Multiple Ascending Dose (MAD) Study (CRV431 - 101) N = 16 CRV431 300 mg CRV431 225 mg CRV431 150 mg CRV431 75 mg MAD Healthy Subjects Ongoing 75 mg & 150 mg Cohorts complete; 225 mg ongoing → Randomized, sequential mad study in healthy volunteers → To evaluate the safety and tolerability of multiple oral doses of CRV431 at increasing dose levels over 28 days → To evaluate maximum tolerated dose → To evaluate the pharmacokinetics of CRV431 at steady state Objectives Design

Clinical Pharmacology

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Phase 2A Proof-of-Concept (CRV431-201, 'AMBITION' Trial)

Objectives

- To evaluate the safety and tolerability of once daily (qd) 75 mg dose of CRV431 in presumed nonalcoholic steatohepatitis (NASH) fibrosis stage 2 (F2)/fibrosis stage 3 (F3) subjects compared to Placebo control over 28 days of dosing
- To evaluate antifibrotic activity of CRV431
- To generate exploratory antifibrotic biomarker data: collagen biomarkers, matrix metalloproteinases, lipidomics, and genomics

Design

- Multi-center, single-blind, placebo-controlled study

F2/F3 NASH Patients (n=18)

Cohort*	Fibrosis Stage	N	Day 1 – 28, fasted oral dosing	Day 29 - 42
A	F2/F3	12	CRV431 75 mg	Observation/Follow-up
B		6	Placebo	

*randomized assignment; 2:1 – CRV431:placebo

Multivariate analysis to elucidate CRV431 activity biomarkers

Nasdaq: HEPA

Clinical Pharmacology: Where does the Drug Work?

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Physiological Based PK Modeling


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Time [h]

- ✓ Extensive liver partitioning
- ✓ Favors the use of CRV431 in liver diseases
- ✓ Confirms once daily dosing at drug target sites
- ✓ Evaluate drug distribution into other tissue sites

Bioinformatics: Gene-Gene Interactions



CRV431 Receptor Gene – NASH Interactions
OmicsNet-Genemania

Nasdaq: **HEPA**

HEPION PHARMACEUTICALS

Bioinformatics: Artificial Intelligence (AI) Predicting Clinical Outcomes

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NASH Clinical Outcome: AI

STEP 1: Shallow Neural Net: A Simple Example

STEP 2: Deep Neural Net: In-Training with Enhanced Proprietary Methods



B1
B2
Drug I1
Dose I2
MOA I3
N I4
Weeks I5
dALT I6
dLDL I7
H1
H2
H3
O1 Outcom

Neural Network Architecture

- Black lines indicate positive weights and grey lines indicate negative weights
- Line thickness is in proportion to the relative magnitude of each weight
- The first layer receives the input variables (I1 through I7) and each is connected to all nodes in the hidden layer (H1 through H3)
- Inputs: Drug Type, Drug Dose, Mechanism of Action, Number of Patients in Clinical Trial, Weeks Duration, Change in ALT, LDL: Outcome was %Decrease in Primary Measure

Nasdaq: HEPA

HEPION PHARMACEUTICALS

20 Nasdaq: HEPA Q2 • Initiate Phase 2 NASH, approx. 100 patients, CRV 431 orally, once daily for 24 weeks H1 • Initiate Phase 2 NASH biomarker pilot trial (‘AMBITION’), 28 - day CRV431 once daily dosing Clinical Timelines 2020 2021 Q3 • Data from Clinical 28 - day study, oral CRV431 Multiple Ascending Dose (MAD), once daily dosing* • Bioinformatic biomarker analysis, genomic analysis: NASH + CRV431 • AI Analysis: NASH + CRV431 Q4 • Data from Phase 2 NASH pilot trial (‘AMBITION’), 28 - day CRV431 once daily dosing * This was previously scheduled to be completed at end of H1 but has been pushed out a quarter because one higher dosing cohort is likely needed, as CRV431 has not yet demonstrated adverse events of note.

Non-Clinical Events

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2020

Q1

- ✓ Data from Precision Cut Liver Slices, UK
- Initiate chronic toxicology in rat and monkey
- Continue fibrosis studies

Q2

- Data from kidney fibrosis model
- Bioinformatic analyses of previous animal models

H2

- Data from Diamond NASH mice
- Data from cyclophilin knockouts

2021

H1

- Data from chronic toxicology, rat and monkey

Nasdaq: HEPA

HEPION PHARMACEUTICALS

22 Nasdaq: HEPA THANK YOU Corporate Contact: Robert Foster rfoster@hepionpharma.com Investor Relations: Stephen Kilmer skilmer@hepionpharma.com Tel: 646.274.3580